UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2004

ARDENT HEALTH SERVICES LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	333-110117	62-1862223

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Burton Hills Boulevard, Suite 250, Nashville, Tennessee		37215

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (615) 296-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EXHIBIT INDEX
EX-16.1 KPMG LLP LETTER TO THE SEC

Item 4. Changes in Registrant’s Certifying Accountant.

     On March 31, 2004, based upon the recommendation of and approval by the Audit and Compliance Committee of its Board of Managers, Ardent Health Services LLC (the “Company”) dismissed KPMG LLP (“KPMG”) as its independent auditor and engaged Ernst & Young LLP to serve as its independent auditor for the fiscal year ending December 31, 2004.

     KPMG’s reports on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report refers to the capitalization of the Company effective August 1, 2001. The capitalization of the Company resulted in a reduction to the historical book value of certain assets of the predecessor company. As a result of the capitalization, the consolidated financial information for the periods subsequent to the capitalization is presented on a different cost basis than that for the periods before the capitalization and, therefore, is not comparable to the predecessor company’s pre-capitalization consolidated financial information. KPMG’s report also refers to the Company’s change in accounting for goodwill and other intangible assets and its method of accounting and reporting for long-lived asset impairments and discontinued operations in 2002.

     During the years ended December 31, 2003 and 2002 and through March 31, 2004, there were no disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company’s consolidated financial statements for such years. In addition, the Company believes there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. However, during the course of KPMG’s audit, KPMG and the Company discussed period-end closing processes and the lack of timely and accurate review and reconciliation of account balances related to the Company’s internal controls. KPMG believes these internal control matters are reportable events under Item 304(a)(1)(v) of Regulation S-K. These items had previously been noted by the Company’s internal audit personnel, reported to our Audit and Compliance Committee, and action plans put in place to remediate these noted conditions. The Company has determined that none of these matters constitute a material weakness in the Company’s internal controls, and KPMG has concurred with that conclusion.

     The Company has provided KPMG with a copy of the foregoing statements and requested that KPMG provide it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of KPMG’s letter dated April 7, 2004 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

Exhibit
Number	Description of Exhibit
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated April 7, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARDENT HEALTH SERVICES LLC

	By:	/s/ R. Dirk Allison

Name: R. Dirk Allison Title: Executive Vice President, Chief Financial Officer and Manager

Date: April 7, 2004

EXHIBIT INDEX

     The following is a list of the exhibits filed herewith.

Exhibit
Number	Description of Exhibit
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated April 7, 2004.